Exhibit 10.3

WAIVER AND AMENDMENT NO. 1 TO SECURED MULTIPLE DRAW
DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO SECURED MULTIPLE DRAW DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Waiver and Amendment”) is entered into as of May 7, 2015, by and among Allied Nevada Gold Corp., a Delaware company (the “Borrower”), the direct and indirect subsidiaries of the Borrower party hereto from time to time as guarantors (the “Guarantors”), the lending institutions parties hereto as Lenders and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”). Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower and Guarantors have commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, and have retained possession of their respective assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession;
WHEREAS, pursuant to the Interim Order and Final Order, the Borrower, the Guarantors, the Lenders and the Agent have entered into that certain Secured Multiple Draw Debtor-in-Possession Credit Agreement, dated as of March 12, 2015 (the “Credit Agreement”);
WHEREAS, the Bankruptcy Court has entered an Interim Order and Final Order pursuant to which the Agent and Lenders were authorized to make (and have made certain) post-petition loans to the Borrower;
WHEREAS, pursuant to Section 11.1(ff)(i) of the Credit Agreement, the Obligors are required to deliver an update to the Approved Budget then in effect on the Thursday of every fourth week after the Closing Date (such covenant, the “Budget Delivery Covenant”) and the next such delivery date is May 7, 2015 (the “May 2015 Budget Delivery Date”);
WHEREAS, pursuant to Section 11.2(q)(ii) of the Credit Agreement, the Obligors have covenanted that, with respect to each consecutive four week period ending each week, they shall not permit the aggregate ounces of the type set forth in the line item “Total Ounces Gold Equivalent Sold” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Ounces Gold Equivalent Sold Covenant”);
WHEREAS, pursuant to Section 11.2(q)(iii) of the Credit Agreement, the Obligors have covenanted that, with respect to each consecutive four week period ending each week, they shall not permit the aggregate ounces of the type set forth in the line item “Total Ounces Gold Sold” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Ounces Gold Sold Covenant”);
WHEREAS, pursuant to Section 11.2(q)(iv) of the Credit Agreement, the Obligors have covenanted that, with respect to each monthly period, they shall not permit the aggregate ounces of the type set forth in the line item “Total Monthly Ounces Gold Produced” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Monthly Ounces Gold Produced Covenant” and together with the Total Ounces Gold Equivalent Sold Covenant and the Total Ounces Gold Sold Covenant, the “Budget Covenants”);

Exhibit 10.3

WHEREAS, the Obligors have failed (or may in the future fail) to comply with the Budget Delivery Covenant and the Budget Covenants;
WHEREAS, the Obligors have requested that the undersigned Lenders (which constitute the Majority Lenders) and the Agent agree to waive any Event of Default arising from such non-compliance;
WHEREAS, the Obligors have requested that the undersigned Lenders agree to certain amendments to the Credit Agreement; and
WHEREAS, the undersigned Lenders and the Agent are willing to grant such waivers and make such amendments on the terms and conditions set forth herein, subject to the conditions, and in reliance on the representations, set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Credit Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
SECTION 1.AMENDMENT.
Section 1.1    The form of Assignment and Assumption attached as Exhibit F to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with the Form of Assignment and Assumption attached hereto as Exhibit 1.
Section 1.2    Section 15.5(e) of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and replacing it with the following:
“Notwithstanding the foregoing, each Purchasing Lender shall be required to become a party to the Restructuring Support Agreement prior to the assignment of any Loans and/or Individual Commitments to such Purchasing Lender becoming effective; provided, however, the foregoing requirement shall not apply to any assignment of Loans and/or Individual Commitments to an entity that is acting in its capacity as a Qualified Marketmaker (as defined in the Restructuring Support Agreement) so long as such Qualified Marketmaker promptly assigns all right, title and interest in such Loans and/or Individual Commitments to a Purchasing Lender that is or becomes a party to the Restructuring Support Agreement as provided above; provided, further, that if, at the time of the assignment of any Loans and/or Individual Commitments to a Qualified Marketmaker, such Loans and/or Individual Commitments (x) may be voted on the Plan or any Alternative Transaction (each as defined in the Restructuring Support Agreement), the proposed assignor must first vote such Loans and/or Individual Commitments in accordance with the requirements of Section 3(a) of the Restructuring Support Agreement, or (y) have not yet been and may not yet be voted on the Plan or any Alternative Transaction (each as defined in the Restructuring Support Agreement) and such Qualified Marketmaker does not assign such Loans and/or Individual Commitments to a subsequent Purchasing Lender prior to the fifth (5th) business day prior to the expiration of the voting deadline (such date, the “Qualified Marketmaker Joinder Date”), such Qualified Marketmaker shall be required to (and the assignment documentation to the Qualified Marketmaker shall have provided that it shall), on the first business day immediately following the Qualified Marketmaker Joinder Date, become a party to the Restructuring Support Agreement with respect to such Loans and/or Individual Commitments in accordance with the terms hereof (provided that the Qualified Marketmaker shall automatically, and without further notice or action, no longer be a party to the Restructuring Support Agreement with respect to such Loans and/or Individual Commitments at such time that the

Exhibit 10.3

subsequent Purchasing Lender of such Loans and/or Individual Commitments becomes a party to the Restructuring Support Agreement with respect to such Loans and/or Individual Commitments).”
SECTION 2.WAIVER.
2.1    Waiver. Subject to the conditions and upon the terms set forth in this Waiver and Amendment and as of the Effective Date (as defined below), the undersigned Lenders (which constitute the Required Lenders) hereby (i) waive any Default or Event of Default arising solely out of the failure by the Obligors to comply with the Budget Delivery Covenant with respect to the delivery required on the May 2015 Budget Delivery Date solely through and until the earlier of (a) May 21, 2015 and (b) the date of delivery of an update to the Approved Budget currently in effect, which update shall be in form and substance reasonably satisfactory to the Majority Lenders and otherwise in compliance with the terms of the Budget Delivery Covenant (such date of delivery, the “New Approved Budget Delivery Date”), (ii) waive any Default or Event of Default or any anticipated Default or Event of Default arising solely out of the failure by the Obligors to comply with (x) the Total Ounces Gold Equivalent Sold Covenant and (y) the Total Ounces Gold Sold Covenant, in each case, solely with respect to each of the four week periods ended May 10, 2015 and May 17, 2015 and (iii) waive any Default or Event of Default arising solely out of the failure by the Obligors to comply with the Total Monthly Ounces Gold Produced Covenant, solely with respect to the monthly period ended April 30, 2015 (collectively, the “Specified Defaults”). It is understood and agreed that the update to the Approved Budget currently in effect to be delivered by the Borrower on the May 2015 Budget Delivery Date shall now be delivered by the Borrower on or prior to May 21, 2015. Except as expressly set forth in this Section 2.1, the execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement or the other Credit Documents or be deemed or construed to constitute a course of dealing or any other basis for altering the Secured Obligations of any Obligor.
SECTION 3.COVENANTS AND AGREEMENTS OF THE OBLIGORS.
3.1    Disclosure.
(a)    The Obligors hereby covenant and agree that, on or prior to the Outside Date (as defined below), the Obligors shall file a Form 10-Q with the SEC (as defined below) (the “Disclosure”) which shall include a copy of this Waiver and Amendment and a narrative description of the circumstances that occasioned this Waiver and Amendment (the “Waiver and Amendment Information”). The Obligors represent and warrant that upon the posting of the Disclosure (and taking into account all information regarding the Obligors that is otherwise publicly available), there will be no material non-public information (within the meaning of Regulation FD of the Exchange Act (as defined below)) that the Obligors have provided to the Lenders that has not been publicly disclosed.
(b)    The Obligors further agree that in the event that the Obligors shall fail to file the Disclosure by the Outside Date, each of the Lenders is authorized, automatically and requiring no further act hereunder, to make the Waiver and Amendment Information or any portion thereof that in the judgment of the applicable Lender constitutes material non-public information (within the meaning of Regulation FD of the Exchange Act) available to the public generally, by press release or otherwise on or after the Outside Date.
(c)    For purposes hereof, (i) the term “Outside Date” shall mean, unless such date and time is extended pursuant to written notice (which may include electronic mail) to the Obligors by counsel to the Lenders at the direction (which may include electronic mail) of the Majority Lenders, 6:59 pm New York Time on May 11, 2014, (ii) the term “SEC” shall mean the United States Securities and Exchange Commission

Exhibit 10.3

and (iii) the Term “Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect from time to time.
3.2    Non-Borrowing Period.
(a)    It is understood and agreed by the Obligors and the Lenders that notwithstanding Section 2 of the Credit Agreement or any other term or provision of any Credit Documents, the Lenders shall have no obligation to make and/or extend any Additional Loans to the Borrower (and the Borrower shall not deliver any Drawdown Notice to the DIP Agent or otherwise request any Additional Loan) from the date hereof through and until the New Approved Budget Delivery Date.
SECTION 4.CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS WAIVER AND AMENDMENT.
This Waiver and Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction or waiver of each of the conditions set forth in this Section 4:
4.1    Documentation. The Agent, the Majority Lenders, the Borrower and the Guarantors shall have executed and delivered this Waiver and Amendment.
4.2    Representations and Warranties. As of the Effective Date, after giving effect to this Waiver and Amendment, each of the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date.
4.3    No Default or Event of Default. No event shall have occurred, or would result from the execution and delivery of this Waiver and Amendment that, with the giving of notice or lapse of time or both, if required, constitutes, or would give rise to, a Default or an Event of Default.
4.4    Official Body. No injunction, writ, judgment, decree, restraining order, or other order of any nature shall have been issued and remain in force by any Official Body or arbitrator against any Obligor, the Agent or any Lender prohibiting or restraining, directly or indirectly, and no other legal bar shall exist directly or indirectly to, the execution and delivery of this Waiver and Amendment.
4.5    Applicable Law. The execution and delivery of this Waiver and Amendment shall not violate any requirement of Applicable Law and shall not be enjoined, temporarily, preliminarily or permanently.
4.6    Necessary Consents. The Obligors shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Waiver and Amendment.
4.7    Other Documents. Receipt by the Agent and Lenders of such other documents, instruments and agreements as the Agent and Lenders shall reasonably request in connection with this Waiver and Amendment.

Exhibit 10.3

SECTION 5.REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
To induce the Agent and the Lenders to enter into this Waiver and Amendment, the Obligors hereby represent and warrant as follows:
5.1    Authority; No Conflicts. The execution, delivery and performance by each Loan Party of this Waiver and Amendment is within such Obligor’s organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Shares of such Obligor, other than those already obtained; (b) contravene the organizational documents of such Obligor; (c) violate any requirement of Applicable Law; or (d) result in or require the imposition of any Lien on any property of any Obligor other than Permitted Liens.
5.2    Enforceability. Each Obligor has duly executed and delivered this Waiver and Amendment. This Waiver and Amendment constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
5.3    No Default. As of the date hereof, immediately prior to and after giving effect to this Waiver and Amendment, no Default or Event of Default (other than the Specified Defaults) has occurred and is continuing.
5.4    Compliance with the Credit Agreement. As of the date hereof, immediately after giving effect to this Waiver and Amendment, the Obligors are in compliance with all the terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed by the Obligors.
5.5    Representations and Warranties. After giving effect to this Waiver and Amendment, all representations and warranties of the Obligors set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.
5.6    Validity of Security Documents. Each of the Security Documents and all of the DIP Liens, Security and security interests granted thereunder do and shall continue to secure the payment of all Secured Obligations as set forth in such Security Document and constitute valid and perfected DIP Liens, Security and security interests with the priorities set forth in the Security Documents.
SECTION 6.MISCELLANEOUS.
6.1    Reaffirmation of Credit Documents and DIP Liens and Security; Effect on Credit Documents. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement shall remain in full force and effect. The Obligors hereby agree that the waivers and amendments herein contained shall in no manner affect (other than expressly provided herein) or impair the Secured Obligations, the DIP Liens or the Security securing the payment and performance thereof. Except as expressly provided herein, this Waiver and Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or any Lender under the Credit Agreement or the

Exhibit 10.3

other Credit Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Credit Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. For all purposes of the Credit Agreement and the other Credit Documents, this Waiver and Amendment shall constitute a “Credit Document”. The Obligors hereby ratify and confirm all of their respective obligations and liabilities under the Credit Documents to which it is a party, as expressly modified herein, and ratify and confirm that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Secured Obligations of each other Obligor under the Credit Documents, as expressly modified herein. It shall be an Event of Default under the Credit Agreement if any Obligor fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Waiver and Amendment or if any representation or warranty made by any Obligor under or in connection with this Waiver and Amendment shall be untrue, false or misleading in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) when made. The Agent and Lenders have not waived and have no intention of waiving (i) any other Default or Event of Default other than the Specified Defaults, (ii) any breach of any covenant or other agreement set forth in the Credit Documents other than as set forth in Section 2.1 hereof or (iii) any right, power or remedy of any Lender or Agent under any Credit Document. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Waiver and Amendment
6.2    Release. The Obligors party hereto and their respective successors, assigns, and subsidiaries, on the one hand (collectively, the “Releasors”), and the Agent, the Lenders and their respective Related Parties, on the other hand, hereby agree to eliminate any possibility that any past or current conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent and the Lenders on or prior to the date hereof. Therefore, as a material inducement to the Agent and the Lenders to enter into this Waiver and Amendment, the Releasors hereby waive, release, and discharge the Agent, each Lender and their respective Related Parties from any and all claims, demands, actions or causes of action that the Releasors may have that arise out of or in any way relate to any action that such Lender or Agent, in their capacities as such, or any such Related Party may have taken or omitted to take on or before the date hereof with respect to the Obligors, the Chapter 11 Cases, any Credit Document, or any other document, instrument, dealing or other matter connected with any Credit Document.
6.3    Parties in Interest. All of the terms and provisions of this Waiver and Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.4    Counterparts. This Waiver and Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Waiver and Amendment shall bind no party until each Obligor, the Majority Lenders and the Agent have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be as effective as delivery of a manually executed counterpart of this Waiver and Amendment.

Exhibit 10.3

6.5    GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
6.6    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER AND AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER AND AMENDMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.
6.7    Complete Agreement. THIS WAIVER AND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.
6.8    Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Waiver and Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Waiver and Amendment.

[Signature Pages Follow.]

Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

ALLIED NEVADA GOLD CORP., as Borrower

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Executive Vice President and Chief Financial Officer

ALLIED NEVADA GOLD HOLDINGS LLC, as Guarantor

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ALLIED VGH INC.,
ALLIED VNC INC.,
ANG CENTRAL LLC,
ANG CORTEZ LLC,
ANG EUREKA LLC,
ANG NORTH LLC,
ANG NORTHEAST LLC,
ANG PONY LLC,
HASBROUCK PRODUCTION COMPANY LLC,
HYCROFT RESOURCES & DEVELOPMENT, INC.,
VICTORY EXPLORATION INC. and
VICTORY GOLD INC., as Guarantors

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Exhibit 10.3

AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent and Collateral Agent

By:	/s/ Jason B. Hill
	Name:	Jason B. Hill
	Title:	Assistant Vice President

Exhibit 10.3

LENDERS:

[______________], as Lender

By:
Name:
Title:

Exhibit 10.3

Exhibit 1
[Form of]
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein have the meanings ascribed to them in the DIP Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the DIP Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the DIP Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor in connection with the Credit Facility provided under the DIP Credit Agreement, and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the DIP Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (such rights and obligations sold and assigned pursuant to clauses (i) and (ii) above, collectively, the “Assigned Interest”). The sale and assignment of the Assigned Interest is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	__________________________________

2.	Assignee:	__________________________________ [and is an Affiliate of [identify Lender]]

3.	Borrower:	Allied Nevada Gold Corp., a corporation incorporated under the laws of the State of Delaware (the “Borrower”)

4.	Administrative Agent:	Wilmington Savings Fund Society, FSB, as the administrative agent under the DIP Credit Agreement

5.	Credit Agreement:
The Secured Multiple Draw Debtor-in-Possession Credit Agreement dated as of March 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”) among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent.

6.	Assigned Interest:

Exhibit 10.3

Exposure Assigned	Aggregate Amount of Individual Commitment/Loans held by all Lenders	Amount of Individual Commitment /Loans Assigned	Percentage Assigned of Aggregate Amount of all Individual Commitments/ Loans held by all Lenders[2]
Loans	$	$	%
Individual Commitment

For the avoidance of doubt, it is understood and agreed that with respect to any assignment to be made by an Assignor hereunder and under the DIP Credit Agreement, such assignment shall consist of a proportionate amount of Loans held by such Assignor and the Individual Commitment held by such Assignor as follows, (i) any assignment of Loans held by such Assignor shall not be made without a simultaneous assignment of a proportionate amount of the Individual Commitment held by such Assignor, if any (such that the proportion of the Loans which such Assignor is assigning to the aggregate amount of all Loans held by such Assignor is the same as the proportion of the Individual Commitment which such Assignor shall assign to the aggregate amount of the Individual Commitment held by such Assignor) and (ii) any assignment of any part of the Individual Commitment held by such Assignor shall not be made without a simultaneous transfer of a proportionate amount of Loans held by such Assignor (such that the proportion of the Individual Commitment which such Assignor is assigning to the aggregate amount of the Individual Commitment held by such Assignor is the same as the proportion of the Loans which such Assignor shall assign to the aggregate amount of all Loans held by such Assignor).
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Guarantors and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

Exhibit 10.3

Effective Date:    __________ ___, 201__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:__________________________________
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:_________________________________
Title:

Consented to and Accepted:

ALLIED NEVADA GOLD CORP., as Borrower

By: _________________________________
Name:
Title:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent

By: ___________________________________
Name:
Title:

Title:

Exhibit 10.3

ANNEX 1 to Assignment and Assumption
[ALLIED NEVADA GOLD CORP.]
SECURED MULTIPLE DRAW DEBTOR-IN-POSSESSION CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the DIP Credit Agreement or any other Credit Document; (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder; (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Credit Document (including, without limitation, any Obligor); or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Credit Document.
1.2.     Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the DIP Credit Agreement; (ii) it meets all requirements set forth in Section 15.5 of the DIP Credit Agreement; (iii) from and after the Effective Date, it will be bound by the provisions of the DIP Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, will have the obligations of a Lender thereunder; (iv) it has received a copy of the DIP Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 11.1(b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; (v) it has provided the Administrative Agent with an assignment fee of $3,500 as of the Effective Date; and (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 8.6 of the DIP Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it shall, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it may deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents; (ii) it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a Lender; and (iii) it shall become a party to the Restructuring Support Agreement to the extent required pursuant to Section 15.5(e) of the DIP Credit Agreement.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments and/or distributions in respect of the Assigned Interest (including payments and/or distributions of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date; provided; however; that all unpaid interest accrued to but excluding the Effective Date that is to be capitalized

Exhibit 10.3

and added to the unpaid principal amount of the Loans pursuant to Section 7.1 of the DIP Credit Agreement shall be paid (and assigned hereunder) to the Assignee.
3.     General Provisions. This Assignment and Assumption is binding upon, and will inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile is effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law.